UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2025

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 16, 2025, Marcel Herbst, a Class I Director of the Board of Directors (the “Board”) of Noble Roman’s, Inc. (the “Company”), resigned from the Board. Mr. Herbst’s resignation was not the result of any dispute or disagreement with the Board or the Company.

The Board appointed Jeffrey D. Roberts, as a Class I Director, to fill the vacancy on the Board created by Mr. Herbst’s resignation. Mr. Roberts is, and since 2011, has been a Founding Partner of the Roberts Means Roncevic Kapela LLC, a law firm based in Carmel, Indiana. Mr. Roberts manages the firm and leads its litigation practice group. Mr. Roberts earned his J.D. from the Indiana University Maurer School of Law and a B.S. degree from the Indiana University Kelley School of Business – Bloomington, with a double major in finance and marketing.

Mr. Roberts was not appointed pursuant to any arrangement or understanding between Mr. Roberts and any other person. Mr. Roberts does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Roberts will be compensated on the same basis as all other non-employee directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2025 Annual Meeting of Shareholders.

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 16, 2025, the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was called to order. Under the Company’s by-laws, shareholders representing a majority of the votes entitled to be cast on a particular matter must be represented in person or by proxy to constitute a quorum for such matter. As of August 25, 2025, the record date for the Annual Meeting, there were 22,215,512 shares of the Company’s common stock issued and outstanding. Accordingly, shareholders representing 11,107,757 shares were required to be present in person or by proxy for a quorum to exist at the Annual Meeting. Based on information available to the Company, shares representing 8,665,422 votes were represented in person or by proxy at the Annual Meeting. Therefore, a quorum did not exist, and the Company’s Executive Chairman adjourned the Annual Meeting without taking any vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2025

NOBLE ROMAN’S, INC.

By:	/s/ Paul W. Mobley
Paul W. Mobley Executive Chairman and Chief Financial Officer

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